www.roycefunds.com

ANNUAL REPORT REFERENCE GUIDE

LETTER TO SHAREHOLDERS	2

ROYCE SPECIAL EQUITY FUND	3

ROYCE VALUE FUND	6

ROYCE VALUE PLUS FUND	7

SHAREHOLDER MEETING RESULTS AND NOTES TO PERFORMANCE	8

TRUSTEES AND OFFICERS	9

SCHEDULES OF INVESTMENTS AND FINANCIAL STATEMENTS	10

For more than 25 years, our approach has focused on evaluating a company’s current worth — our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company’s future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.

LETTER TO SHAREHOLDERS

How strange that in a year as sorrowful and singular as 2001, one of the more notable elements in the stock market’s behavior from our perspective was the feeling of déjà vu. Domestic equity markets fell in the first quarter, rose in the second, fell again in the third, then rose once more in the fourth. While the quarterly performance pattern suggests an almost artful symmetry, more noteworthy was the consistent presence of high volatility and generally poor returns for the second consecutive year. We don’t mean to suggest that 2001’s overall returns were to be expected, but that the market’s movements last year are comprehensible within the context of history: Bubbles still burst, booms still go bust and bulls eventually rest while bears roam. In other words, nothing that happened in the market over the last two years was especially surprising to those of us who still recognize that markets are cyclical, valuations are critical and momentum is finite.

These ideas were tested both during the market’s ride on the “Big Momentum” roller coaster in the mid to late ‘90s (when many openly questioned the importance of valuations) and in the immediate aftermath of September 11, when investors responded to the attacks with perhaps the most indiscriminate period of selling that we have seen in more than 25 years. The terrorist attacks were an unprecedented world event, but not an unprecedented market event: Previous crises have inspired a period of frantic selling followed by a rally. The free fall during the week of September 17 - 21 now looks to have been an understandable reaction to an extraordinary occurrence. We saw the subsequent rally as compelling evidence of not only the market’s resiliency but also its volatility. That’s one reason why we have always preferred to make investing feel more like a ride on the “kiddie coaster” than a spin on the “Big Mo” thrill machine. We’re willing to stay away from the dizzying heights if it means that we can avoid some of the painful drops. Many investors who rode momentum through the late ‘90s may still long for the days of exhilarating, skyward surges, but we suspect that just as many would opt out now that they have experienced the swooping, stomach-churning plunges that often follow.

Looking forward, we see mixed signals coming from the market, the economy and the government. In our opinion, the recent rally may have looked a little too far ahead, so we would not be surprised by a correction or two before the end of 2002’s second quarter, which may well coincide with the end of the recession. There has been good news in the form of improved stock performance, a solid fourth-quarter comeback for Technology issues and a feeling that the market has shaken off the after-effects of September 11. However, this has all happened in the midst of an ongoing recession, stock market indices that remain shy of their March 2000 peaks, political infighting over a stimulus package, continued high valuations and a dismal earnings picture. No wonder some investors are feeling confused, if not woozy, after the wild up and down ride of the last several years.

We think that small-cap can remain a market leader through this uncertain period. The idea that small-caps are attractive investments because of their higher growth potential and ability to respond more nimbly to economic and market changes seems to be returning. In addition, the market’s higher level of volatility would seem to favor approaches that emphasize risk management and careful stock selection. Nonetheless, we still believe that the market will continue to be characterized by low returns and higher volatility for the foreseeable future.

This is our inaugural effort combining Royce Special Equity Fund, managed by Charlie Dreifus, with two of our newer offerings, Royce Value Fund and Royce Value Plus Fund. We appreciate your continued support.

Sincerely,

Charles M. Royce
President
January 31, 2002

     THE ROYCE FUNDS ANNUAL REPORT 2001 ¦ 2

ROYCE SPECIAL EQUITY FUND	MANAGER’S DISCUSSION

Average Annual Total Returns Through 12/31/01
July — December 2001	14.62	% *
One-Year	30.75
Three-Year	11.18
Since Inception (5/1/98)	6.96
Number of Holdings	49
Net Assets	$ 6.1 million

* Not Annualized.

Dear Fellow Shareholder,

In 2001, Royce Special Equity Fund (RSE) was up 30.8%, substantially ahead of its benchmark, the Russell 2000, which was up 2.5%. We were delighted with our calendar year performance.

ROYCE SPECIAL EQUITY FUND’S PORTFOLIO

Our five top contributors to performance — residential building product manufacturer Associated Materials, sporting goods and office and graphic arts products maker Escalade, specialty apparel retailer Deb Shops, athletic footwear and casual wear manufacturer K-Swiss and restaurant operator and franchiser Vicorp Restaurants — generally had either strong earnings improvements or announced some form of change in their capital structure. Also interesting is the fact that our five bottom performers in terms of net realized and unrealized losses (which totalled $151,571) — Boston Acoustics, National Presto Industries, G-III Apparel Group, Knape & Vogt Manufacturing and The Men’s Wearhouse — had a total negative impact only $19,579 greater than the net gain of RSE’s best performer, Associated Materials (which showed a combined net gain of $131,992 in 2001). In addition, our five biggest losers equaled little more than 30% of the top five gainers’ results.

This highlights what we attempt to do. We strive to limit losses in what we believe is a conservative manner. We attempt to hit a lot of singles, so while we may rarely hit home runs, we also think that this reduces our chances of striking out.

A LOOK FORWARD

It is assumed by many investors that 2002 will be a recovery year. While the biggest boost to the economy will probably come from the rebuilding of inventories, we also think that low interest rates, low (but rising) energy prices, and tame inflation can play important roles. However, the economy also has continued risks that include an increasing budget deficit, the potential for another event such as September 11th, and consumers who are now more accustomed to purchasing only when incentivized.

Overall, we remain cautious on the general equity market, given the current valuation. Even if we reach consensus earnings estimates, the S&P 500 is not inexpensive by historical standards. If those earnings levels are reached because of an improving economy, it is also likely that interest rates will increase. That would probably inhibit P/E ratio expansion and make fixed income instruments more attractive. It appears to us that fear has significantly diminished, future earnings potential is being excessively bid up and earnings quality remains suspect. All of which leads us to believe that a substantial stock market updraft in 2002 is not likely.

     THE ROYCE FUNDS ANNUAL REPORT 2001 ¦ 3

ROYCE SPECIAL EQUITY FUND	MANAGER’S DISCUSSION

That said, we can make a case for individual securities. The golden era (1995-1999) for indexation seems to be behind us, at least for now. Active (versus passive) portfolio management has regained stature, and the broadening of the markets has ignited greater interest in individual securities. In 2001, over 65% of the S&P 500 securities outperformed the index, the highest percentage in 16 years.

SMALL-CAP MARKET

All of this suggests that better times may be ahead for active managers, especially those who work in the small-cap universe. To us, there are parallels to the period that stretched from the late ‘70s to the early ‘80s when small-cap posted generally solid returns after the “nifty-fifty” craze. Small-cap securities did well in 2001, and we believe that they can continue to do so in the current market environment. We believe that small-cap indices are attractively valued relative to their large-cap counterparts. In contrast, we believe that the securities in our portfolio as a whole are very attractively valued on both an absolute and relative basis and call your attention to the Portfolio X-Ray on page 5. In our view, this is especially apparent in more traditional merger and acquisitions metrics such as Enterprise value to earnings before interest and taxes. While we do not buy securities for current dividend yield, it is also interesting to note how much higher the yield on our portfolio is than relevant indices. As investors increasingly question the quality of earnings, we wonder if self-financed dividends will take on a greater significance as a possible measure of earnings quality. We also believe that, in this post-Enron environment, small-cap companies with conservative accounting and financial reporting will become more highly prized.

CONCLUSION

We are pleased with our recent performance. More importantly, we feel strongly that the Fund still represents a unique opportunity in an environment that otherwise seems to offer little real attraction. Our attention to low absolute valuations, high return on capital companies, and what we believe to be good accounting should continue to serve us well.

Sincerely,

Charlie Dreifus
Senior Portfolio Manager

January 31, 2002

     THE ROYCE FUNDS ANNUAL REPORT 2001 ¦ 4

	Royce Special Equity Fund		Russell 2000
Portfolio X-Ray as of December 31, 2001*
Trailing 12 Months Price/Earnings	12.8	x	23.2	x
Enterprise Value/Earnings Before Interest and Taxes	5.9	x	15.8	x
Enterprise Value/Earnings Before Interest, Taxes, Depreciation and Amortization	4.5	x	10.8	x
Price/Book	1.7	x	2.7	x
Weighted Average Yield of Portfolio Securities	2.1%		1.4%
Return on Equity	13.8%		5.8%
Return on Assets	8.8%		2.5%
Total Assets Financed by Other Than Equity	31.9%		52.5%
Current Assets Less All Liabilities as % of Market Price	31.0%		-15.4%
Cash as % of Market Price	19.5%		17.3%
Weighted Average Market Capitalization (in millions)	$ 208		$ 819

Source: Prudential Securities Inc. - Small-Cap Quantitative Research.

* Royce Special Equity Fund data is portfolio weighted; Russell 2000 data is market capitalization weighted.
Enterprise Value is calculated by adding a company’s market capitalization, long-term debt, preferred stock and minority interest, then subtracting cash.

Top 10 Positions	% of Net Assets
Arden Group Cl. A	5.0%
Cato Cl. A	4.7
Flexsteel Industries	4.6
Farmer Bros	4.4
Liqui-Box	4.3
Escalade	4.1
Deb Shops	4.0
Oxford Industries	3.9
National Dentex	3.8
Superior Uniform Group	3.7

Top Portfolio Industries	% of Net Assets
Retail Stores	16.0%
Apparel and Shoes	10.7
Specialty Chemicals and Materials	8.6
Home Furnishing/Appliances	8.5
Food/Beverage/Tobacco	6.2
Restaurants/Lodgings	4.5
Food/Tobacco Processors	4.4
Paper and Packaging	4.3
Sports and Recreation	4.1
Other Industrial Products	4.1
Other Consumer Products	3.8
Health Services	3.8
Royce Special Equity Fund vs. Russell 2000 Growth of a $10,000 Initial Investment From Inception (5/1/98) Through 12/31/01

THE ROYCE FUNDS ANNUAL REPORT 2001 ¦ 5

ROYCE VALUE FUND

Cumulative Total Returns Through 12/31/01 and Portfolio Diagnostics
July — December 2001	14.62%
Since Inception (6/14/01)	19.20
Median Market Capitalization	$957million
Weighted Average P/E Ratio	24.6x *
Weighted Average P/B Ratio	2.0x
Weighted Average Yield	0.2%
Number of Holdings	44
Net Assets	$1.5million

* Excludes 36% of holdings with zero or negative earnings as of 12/31/01.

MANAGER’S DISCUSSION

     However brief, we were pleased with Royce Value Fund’s (RVF) opening performance results. The Fund was able to substantially outperform its benchmark, the Russell 2000, in both its opening performance period (+19.2% versus -0.6%) and in 2001’s second half (14.6% versus -4.1%).

     Technology, the Fund’s largest sector, was also its best performer. While we try to find what we think are attractively valued, conservatively capitalized companies in all of the Fund’s sectors, Tech companies present special challenges because of their inherently volatile nature. We try to stick to areas where we think the risks are relatively lower but the potential rewards are high — software, semiconductors and equipment, information technology services, and telecommunications. Information technology services, particularly Perot Systems and CIBER, and semiconductors and equipment, especially Exar, were the top-performing Tech industries. We sold DNA chip developer Affymetrix in November after first purchasing it in July, one of several solid gainers in the Health sector and a beneficiary of the market’s fourth-quarter upsurge, as was contract drilling and related energy services firm, Nabors Industries. Lower prices allowed us to build positions in monster.com’s parent company, TMPWorldwide, discount retailer Big Lots and Zebra Technologies, a developer and manufacturer of thermal transfer products for bar code applications.

Sincerely,

Charles M. Royce
Senior Portfolio Manager
January 31, 2002

Royce Value Fund vs. Russell 2000 Growth of a $10,000 Initial Investment from Inception (6/14/01) through 12/31/01

THE ROYCE FUNDS ANNUAL REPORT 2001 ¦ 6

ROYCE VALUE PLUS FUND

Cumulative Total Returns Through 12/31/01 and Portfolio Diagnostics
July — December 2001	15.25%
Since Inception (6/14/01)	21.47
Median Market Capitalization	$381 million
Weighted Average P/E Ratio	21.6x *
Weighted Average P/B Ratio	2.0x
Weighted Average Yield	0.1%
Number of Holdings	65
Net Assets	$2.2million

* Excludes 46% of holdings with zero or negative earnings as of 12/31/01.

MANAGER’S DISCUSSION

     We were pleased with Royce Value Plus Fund’s (RVP) opening performance results. The Fund was able to substantially outpace its benchmark, the Russell 2000, in both its opening performance period (+21.5% versus -0.6%) and in 2001’s second half (15.3% versus -4.1%).

     Health stocks posted strong gains. Although its stock price soared, we continue to hold a large position in drug discovery company Discovery Partners International. We have a similar level of confidence about genetic technology developer Lexicon Genetics. Although its price remained low through the end of the year, we also like the prospects for pharmaceutical and nutritional products manufacturer Perrigo. Strong performance also came from the Consumer Products and Financial Intermediaries sectors. Technology, the Fund’s largest sector, was also its best performer. While we try to find what we think are attractively valued, conservatively capitalized companies in all of the Fund’s sectors, Tech companies present special challenges because of their inherently volatile nature. We try to stick to areas where we think the risks are relatively lower but the potential rewards are high — software, semiconductors and equipment, information technology services, and telecommunications. All of the Fund’s Technology industries showed net gains through 12/31/01, with notable performances coming from technology research company Forrester Research.

Sincerely,

Charles M. Royce
Portfolio Manager
January 31, 2002

Royce Value Plus Fund vs. Russell 2000 Growth of a $10,000 Initial Investment from Inception (6/14/01) through 12/31/01

THE ROYCE FUNDS ANNUAL REPORT 2001 ¦ 7

SHAREHOLDER MEETING RESULTS

At the 2001 Special Meeting of Shareholders held on September 14, 2001, in conjunction with the acquisition of Royce & Associates by Legg Mason, Inc., the Funds’ shareholders: (i) approved a new Investment Advisory Agreement for the Fund and (ii) elected the board of directors, consisting of (a) Charles M. Royce, (b) Donald R. Dwight, (c) Mark R. Fetting, (d) Richard M. Galkin, (e) Stephen L. Isaacs, (f) William L. Koke, (g) David L. Meister and (h) G. Peter O’Brien.

ROYCE SPECIAL EQUITY FUND

(i)	503,594 for, 8,872 against, 1,534 abstain

	Name	For	Withhold
(ii)	(a) Charles M. Royce	456,877	57,123
	(b) Donald R. Dwight	456,877	57,123
	(c) Mark R. Fetting	456,877	57,123
	(d) Richard M. Galkin	456,877	57,123
	(e) Stephen L. Isaacs	456,877	57,123
	(f) William L. Koke	456,877	57,123
	(g) David L. Meister	456,877	57,123
	(h) G. Peter O’Brien	456,877	57,123

ROYCE VALUE FUND

(i)	100,560 for, 0 against, 0 abstain

	Name	For	Withhold
(ii)	(a) Charles M. Royce	100,560	0
	(b) Donald R. Dwight	100,560	0
	(c) Mark R. Fetting	100,560	0
	(d) Richard M. Galkin	100,560	0
	(e) Stephen L. Isaacs	100,560	0
	(f) William L. Koke	100,560	0
	(g) David L. Meister	100,560	0
	(h) G. Peter O’Brien	100,560	0

ROYCE VALUE PLUS FUND

(i)	121,567 for, 0 against, 0 abstain

	Name	For	Withhold
(ii)	(a) Charles M. Royce	121,567	0
	(b) Donald R. Dwight	121,567	0
	(c) Mark R. Fetting	121,567	0
	(d) Richard M. Galkin	121,567	0
	(e) Stephen L. Isaacs	121,567	0
	(f) William L. Koke	121,567	0
	(g) David L. Meister	121,567	0
	(h) G. Peter O’Brien	121,567	0

NOTES TO PERFORMANCE AND RISK INFORMATION

All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

The thoughts concerning recent market movements and future prospects for small-company stocks are solely those of Royce, and there can be no assurance with respect to future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolio and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2001 and are subject to change at any time without notice. This report must be preceded or accompanied by a current prospectus. The Royce Funds invest primarily in securities of small- and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in their respective prospectuses). Please read the prospectuses carefully before investing or sending money. The Russell 2000 and S&P 500 are unmanaged indices of domestic common stocks. Distributor: Royce Fund Services, Inc.

     THE ROYCE FUNDS ANNUAL REPORT 2001 ¦ 8

TRUSTEES AND OFFICERS

All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019

Name and Position:	Charles M. Royce, Trustee*, President and Treasurer
Age: 62	No. of Funds Overseen: 17
Tenure: Since 1996	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President, Managing Director (since April 1997), Secretary, Treasurer and director of Royce & Associates, Inc. (“Royce”), the Trust’s investment adviser.

Name and Position:	Mark R. Fetting, Trustee*
Age: 47	No. of Funds Overseen: 17
Tenure: Since 2001	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Executive Vice President of Legg Mason, Inc.; director of Royce; Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

Name and Position:	Donald R. Dwight, Trustee
Age: 70	No. of Funds Overseen: 17
Tenure: Since 1998	Non-Royce Directorships: Trustee of the registered investment companies constituting the 94 Eaton Vance Funds

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts and as President and Publisher of Minneapolis Star and Tribune Company.

Name and Position:	Richard M. Galkin, Trustee
Age: 63	No. of Funds Overseen: 17
Tenure: Since 1996	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Name and Position:	Stephen L. Isaacs, Trustee
Age: 62	No. of Funds Overseen: 17
Tenure: Since 1996	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); President of Health Policy Associates, Inc., consultants; and Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Name and Position:	William L. Koke, Trustee
Age: 67	No. of Funds Overseen: 17
Tenure: Since 1996	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Financial planner with Shoreline Financial Consultants. Mr. Koke’s prior business experience includes having served as Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

Name and Position:	David L. Meister, Trustee
Age: 62	No. of Funds Overseen: 17
Tenure: Since 2001	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chairman and Chief Executive Officer of The Tennis Channel (since June 2000). Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

Name and Position:	G. Peter O’Brien, Trustee
Age: 56	No. of Funds Overseen: 17
Tenure: Since 2001	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Trustee of Colgate University; Director of Pinnacle Holdings, Inc.; Director of Renaissance Capital Greenwich Funds; Vice President of Hill House, Inc.; Director/Trustee of certain Legg Mason retail funds; Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Name and Position:	John D. Diederich, Vice President
Age: 50
Tenure: Since 1996

Principal Occupation(s) During Past Five Years: Managing Director and Chief Operating Officer of Royce (since October 2001); Director of Administration of The Royce Fund since April 1993.

Name and Position:	Jack E. Fockler, Jr., Vice President
Age: 43
Tenure: Since 1996

Principal Occupation(s) During Past Five Years: Managing Director (since April 1997) and Vice President of Royce, having been employed by Royce since October 1989.

Name and Position:	W. Whitney George, Vice President
Age: 43
Tenure: Since 1996

Principal Occupation(s) During Past Five Years: Managing Director (since April 1997) and Vice President of Royce, having been employed by Royce since October 1991.

Name and Position:	Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 39
Tenure: Since 1996

Principal Occupation(s) During Past Five Years: Vice President of Royce (since May 1994), having been employed by Royce since October 1986.

Name and Position:	Andrew S. Novak, Secretary
Age: 33
Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Associate General Counsel and Chief Compliance Officer of Royce since May 2001; Vice President of Mitchell Hutchins Asset Management, Inc. (from August 1997 to August 2000); attorney in private practice prior thereto.

*  Interested Trustee.

Each trustee will hold office until the Trust’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.

The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge by calling 1-800-221-4268.

     THE ROYCE FUNDS ANNUAL REPORT 2001 ¦ 9

SCHEDULES OF INVESTMENTS	DECEMBER 31, 2001

ROYCE SPECIAL EQUITY FUND

COMMON STOCKS – 94.6%

	SHARES	VALUE
Consumer Products – 34.5%
Apparel and Shoes - 10.7%
†G-III Apparel Group (a)	7,300	$ 51,100
Gerber Childrenswear (a)	30,000	201,000
†K-Swiss Cl. A	1,000	33,250
†Maxwell Shoe Company Cl. A (a)	5,000	70,500
Oxford Industries	10,000	236,000
†Skechers U.S.A. Cl. A (a)	2,500	36,550
Stride Rite	2,900	18,995

		647,395

Collectibles - 1.2%
Russ Berrie and Company	2,500	75,000

Food/Beverage/Tobacco - 6.2%
Lancaster Colony	300	10,653
†National Beverage (a)	15,000	177,750
Riviana Foods	10,800	191,700

		380,103

Home Furnishing/Appliances - 8.5%
Flexsteel Industries	25,000	281,275
†Hooker Furniture	5,100	48,450
National Presto Industries	6,200	172,050
†Royal Appliance Mfg. (a)	3,100	15,469

		517,244

Sports and Recreation - 4.1%
†Escalade (a)	4,500	246,870

Other Consumer Products - 3.8%
†First Years (The)	15,400	197,120
†Movado Group	1,000	19,200
†Rockford Corporation (a)	1,500	12,870

		229,190

Total (Cost $1,823,235)		2,095,802

Consumer Services – 20.5%
Restaurants/Lodgings - 4.5%
Benihana Cl. A (a)	5,000	75,250
Frisch’s Restaurants	13,000	200,850

		276,100

Retail Stores - 16.0%
†Arden Group Cl. A (a)	5,000	302,500
Cato Cl. A	15,000	283,500
Deb Shops	10,000	242,500
Dress Barn (The) (a)	3,800	95,038
†Sport Chalet (a)	5,000	47,500

		971,038

Total (Cost $900,014)		1,247,138

Health – 4.2%
Health Services - 3.8%
National Dentex (a)	9,500	229,710

Surgical Products and Devices - 0.4%
†Utah Medical Products (a)	2,000	27,220

Total (Cost $206,406)		256,930

Industrial Products – 24.7%
Building Systems and Components - 1.8%
†AZZ	100	2,127
Associated Materials	2,900	108,895

		111,022

Construction Materials - 0.5%
†Mueller Industries (a)	900	29,925

Industrial Components - 1.3%
†Chase Industries (a)	5,100	46,665
Standex International	1,500	32,625

		79,290

Machinery - 1.9%
Ampco-Pittsburgh	7,500	80,625
†CTB International (a)	2,000	21,800
†Isco	1,100	11,055

		113,480

Paper and Packaging - 4.3%
Liqui-Box	6,300	259,875

Pumps, Valves and Bearings - 2.2%
Met-Pro	10,000	131,000

Specialty Chemicals and Materials - 8.6%
Hawkins	25,000	222,500
NCH Corporation	4,000	208,600
Quaker Chemical	4,500	92,700

		523,800

Other Industrial Products - 4.1%
†Stewart & Stevenson Services	1,200	22,572
Superior Uniform Group	25,000	226,250

		248,822

Total (Cost $1,334,057)		1,497,214

Industrial Services – 10.4%
Food/Tobacco Processors - 4.4%
Farmer Bros	1,000	265,000

Industrial Distribution - 0.9%
Lawson Products	2,000	52,000

Printing - 2.1%
Ennis Business Forms	13,500	129,600

Transportation and Logistics - 2.4%
†Landstar System (a)	2,000	145,020

Other Industrial Services - 0.6%
†Bandag Cl. A	1,300	39,000

Total (Cost $536,930)		630,620

Technology – 0.3%
Aerospace/Defense – 0.3%
†Innovative Solutions and Support (a)	2,100	16,317

Total (Cost $10,873)		16,317

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2001 ¦ 10

SCHEDULES OF INVESTMENTS	DECEMBER 31, 2001

ROYCE SPECIAL EQUITY FUND (continued)

VALUE
TOTAL COMMON STOCKS
(Cost $4,811,515)	$5,744,021

TOTAL INVESTMENTS – 94.6%
(Cost $4,811,515)	5,744,021
CASH AND OTHER ASSETS
LESS LIABILITIES – 5.4%	327,869

NET ASSETS – 100.0%	$6,071,890

ROYCE VALUE FUND

COMMON STOCKS – 82.4%
	SHARES	VALUE
Consumer Products – 4.2%
Apparel and Shoes - 2.8%
†Jones Apparel Group (a)	500	$ 16,585
†Nautica Enterprises (a)	2,000	25,580

		42,165

Collectibles - 1.4%
†The Boyds Collection (a)	3,000	20,310

Total (Cost $60,990)		62,475

Consumer Services – 5.7%
Leisure/Entertainment - 1.8%
†CryptoLogic (a)	1,500	26,625

Retail Stores - 3.9%
†Big Lots	4,000	41,600
†Stein Mart (a)	2,000	16,720

		58,320

Total (Cost $75,019)		84,945

Financial Intermediaries – 4.1%
Insurance - 2.7%
†Argonaut Group	2,100	41,097

Securities Brokers - 1.4%
†E*TRADE Group (a)	2,000	20,500

Total (Cost $42,372)		61,597

Health – 15.1%
Commercial Services - 5.8%
†Perrigo (a)	3,100	36,642
†Quintiles Transnational (a)	2,000	32,160
†Ventiv Health (a)	5,000	18,300

		87,102

Drugs and Biotech - 4.0%
†Antigenics (a)	2,000	32,800
†Celera Genomics Group-Applera
Corporation (a)	1,000	26,690

		59,490

Personal Care - 1.6%
†Ocular Sciences (a)	1,000	23,300

Surgical Products and Devices - 3.7%
†Varian Medical Systems (a)	500	35,630
†VISX (a)	1,500	19,875

		55,505

Total (Cost $204,323)		225,397

Industrial Products – 3.1%
Industrial Components - 1.9%
†PerkinElmer	800	28,016

Machinery - 1.2%
†Coherent (a)	600	18,552

Total (Cost $47,087)		46,568

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2001 ¦ 11

SCHEDULES OF INVESTMENTS	DECEMBER 31, 2001

ROYCE VALUE FUND (continued)

	SHARES	VALUE
Industrial Services – 10.6%
Commercial Services - 5.6%
†Diebold	1,000	$ 40,440
†TMP Worldwide (a)	1,000	42,900

		83,340

Transportation and Logistics - 5.0%
†EGL (a)	2,500	34,875
†UTI Worldwide	2,000	39,140

		74,015

Total (Cost $116,178)		157,355

Natural Resources – 5.4%
Energy Services - 4.4%
†Helmerich & Payne	1,000	33,380
†Input/Output (a)	4,000	32,840

		66,220

Precious Metals and Mining - 1.0%
†Apex Silver Mines (a)	1,500	15,000

Total (Cost $79,868)		81,220

Technology – 32.3%
Components and Systems - 6.7%
†American Power Conversion (a)	2,000	28,920
†Symbol Technologies	1,000	15,880
†Zebra Technologies Cl. A (a)	1,000	55,510

		100,310

Distribution - 1.7%
†Avnet	1,000	25,470

Internet Software and Services - 3.3%
† CNET Networks (a)	3,000	26,910
†INT Media Group (a)	5,000	9,500
†RealNetworks (a)	2,000	11,880

		48,290

IT Services - 10.7%
†CIBER (a)	5,000	47,250
†Forrester Research (a)	2,000	40,280
†Perot Systems Cl. A (a)	2,000	40,840
†Syntel (a)	2,400	31,032

		159,402

Semiconductors and Equipment - 4.8%
†Entegris (a)	2,000	21,920
†Exar (a)	1,000	20,850
†Mentor Graphics (a)	1,200	28,284

		71,054

Software - 1.0%
†TIBCO Software (a)	1,000	14,930

Telecommunication - 4.1%
†Allegiance Telecom (a)	4,400	36,476
†REMEC (a)	2,500	24,975

		61,451

Total (Cost $379,901)		480,907

Utilities – 1.9%
†AES Corporation (a)	1,000	16,350
†Montana Power (a)	2,000	11,500

Total (Cost $26,004)		27,850

TOTAL Common Stocks
(Cost $1,031,742)		1,228,314

TOTAL INVESTMENTS – 82.4%
(Cost $1,031,742)		1,228,314
CASH AND OTHER ASSETS
LESS LIABILITIES – 17.6%		262,411

NET ASSETS – 100.0%		$1,490,725

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2001 ¦ 12

SCHEDULES OF INVESTMENTS	DECEMBER 31, 2001

ROYCE VALUE PLUS FUND

COMMON STOCKS – 89.5%
	SHARES	VALUE
Consumer Products – 3.3%
Sports and Recreation - 1.5%
†Oakley (a)	2,000	$ 32,520

Other Consumer Products - 1.8%
†Concord Camera (a)	5,000	39,600

Total (Cost $43,789)		72,120

Consumer Services – 1.6%
Leisure/Entertainment - 1.6%
†CryptoLogic (a)	2,000	35,500

Total (Cost $37,546)		35,500

Financial Intermediaries – 3.2%
Securities Brokers - 3.2%
†E*TRADE Group (a)	4,500	46,125
†Instinet Group (a)	2,500	25,125

Total (Cost $51,130)		71,250

Health – 26.7%
Commercial Services - 3.8%
†Perrigo (a)	5,000	59,100
†The TriZetto Group (a)	500	6,560
†Ventiv Health (a)	5,000	18,300

		83,960

Drugs and Biotech - 18.5%
†Antigenics (a)	2,500	41,000
†Biopure Corporation Cl. A (a)	4,000	56,840
†Celera Genomics Group-Applera
Corporation (a)	1,000	26,690
†Discovery Partners International (a)	5,000	37,000
†DUSA Pharmaceuticals (a)	5,900	47,495
†Emisphere Technologies (a)	1,000	31,910

†Gene Logic (a)	1,000	18,840
†Incyte Genomics (a)	100	1,956
†Lexicon Genetics (a)	5,000	57,700
†Organogenesis (a)	1,000	4,800
†Seattle Genetics (a)	2,000	11,400
†VIVUS (a)	10,300	50,161
†Zila (a)	10,000	24,000

		409,792

Surgical Products and Devices - 4.4%
†Theragenics Corporation (a)	5,000	49,300
†VISX (a)	3,600	47,700

		97,000

Total (Cost $543,029)		590,752

Industrial Products – 3.2%
Industrial Components - 2.0%
†Wescast Industries Cl. A	1,400	42,770

Specialty Chemicals and Materials - 1.2%
†Fuel-Tech (a)	4,500	27,225

Total (Cost $58,574)		69,995

Industrial Services – 5.2%
Commercial Services - 4.2%
†Cornell Companies (a)	1,000	$ 17,650
†Diebold	300	12,132
†Exponent (a)	4,000	49,200
†New Horizons Worldwide (a)	1,200	13,800

		92,782

Food/Tobacco Processors - 1.0%
†Midwest Grain Products	2,000	23,120

Total (Cost $111,789)		115,902

Natural Resources – 7.9%
Energy Services - 6.6%
†Carbo Ceramics	200	7,832
†Dril-Quip (a)	600	14,460
†Input/Output (a)	7,500	61,575
†Peerless Mfg. (a)	2,000	36,100
†Precision Drilling (a)	1,000	25,820

		145,787

Precious Metals and Mining - 1.3%
†Apex Silver Mines (a)	3,000	30,000

Total (Cost $173,870)		175,787

Technology – 38.4%
Components and Systems - 12.1%
†DSP Group (a)	1,000	23,260
†DuraSwitch Industries (a)	3,500	29,750
†Excel Technology (a)	1,000	17,400
†Newport	1,000	19,280
†PC-Tel (a)	5,000	48,550
†Performance Technologies (a)	5,000	66,600
†Rainbow Technologies (a)	4,000	29,600
†Read-Rite (a)	5,000	33,050

		267,490

Distribution - 0.9%
†Daisytek International (a)	1,500	19,755

Internet Software and Services - 5.0%
†CyberSource Corporation (a)	15,000	26,400
†INT Media Group (a)	17,500	33,250
†RealNetworks (a)	3,000	17,820
†Register.com (a)	3,000	34,500

		111,970

IT Services - 7.7%
†Forrester Research (a)	4,000	80,560
†Perot Systems Cl. A (a)	2,500	51,050
†Syntel (a)	3,000	38,790

		170,400

Semiconductors and Equipment - 4.5%
†Electroglas (a)	800	11,816
†Entegris (a)	2,000	21,920
†Exar (a)	1,000	20,850
†Mentor Graphics (a)	800	18,856
†Semitool (a)	1,000	11,480
†TTM Technologies (a)	1,500	15,180

		100,102

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2001 ¦ 13

SCHEDULES OF INVESTMENTS	DECEMBER 31, 2001

ROYCE VALUE PLUS FUND (continued)

	SHARES	VALUE
Technology (continued)
Software - 3.5%
†JDA Software Group (a)	1,000	$ 22,350
†Roxio (a)	3,000	49,650
†Transaction Systems Architects Cl. A (a)	500	6,130

		78,130

Telecommunication - 4.7%
†REMEC (a)	2,500	24,975
†Somera Communications (a)	7,500	56,625
†ViaSat (a)	1,000	15,600
†Wireless Facilities (a)	1,000	6,730

		103,930

Total (Cost $698,133)		851,777

TOTAL COMMON STOCKS
(Cost $1,717,860)		1,983,083

TOTAL INVESTMENTS – 89.5%
(Cost $1,717,860)		1,983,083

CASH AND OTHER ASSETS
LESS LIABILITIES – 10.5%		233,529

NET ASSETS – 100.0%		$2,216,612

(a)	Non-income producing.

†	New additions in 2001 (unaudited).

Bold indicates a Fund’s largest 20 equity holdings in terms of December 31, 2001 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2001 ¦ 14

STATEMENTS OF ASSETS AND LIABILITIES	DECEMBER 31, 2001

	Royce Special Equity Fund	Royce Value Fund	Royce Value Plus Fund
ASSETS:
Investments at value*	$5,744,021	$1,228,314	$1,983,083
Cash	382,876	266,472	238,060
Receivable for investments sold	15,960	–	–
Receivable for capital shares sold	59,369	–	–
Receivable for dividends and interest	10,247	75	–
Prepaid expenses and other assets	1,237	3	5

Total Assets	6,213,710	1,494,864	2,221,148

LIABILITIES:
Payable for investments purchased	104,463	–	–
Payable for capital shares redeemed	26,691	–	–
Payable for investment advisory fees	5,298	–	–
Accrued expenses	5,368	4,139	4,536

Total Liabilities	141,820	4,139	4,536

Net Assets	$6,071,890	$1,490,725	$2,216,612

ANALYSIS OF NET ASSETS:
Undistributed net investment income	$ 284	–	–
Accumulated net realized gain on investments	3,408	43,865	83,729
Net unrealized appreciation on investments	932,506	196,572	265,223
Capital shares	491	253	371
Additional paid-in capital	5,135,201	1,250,035	1,867,289

Net Assets	$6,071,890	$1,490,725	$2,216,612

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)	490,795	253,240	371,098

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
(offering and redemption price** per share)	$ 12.37	$ 5.89	$ 5.97

* Investments at identified cost	$4,811,515	$1,031,742	$1,717,860

** Shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 ¦ 15

STATEMENTS OF CHANGES IN NET ASSETS

	Royce Special Equity Fund		Royce Value Fund	Royce Value Plus Fund
	Year ended December 31, 2001	Year ended December 31, 2000	Period ended December 31, 2001*	Period ended December 31, 2001*
INVESTMENT OPERATIONS:
Net investment income (loss)	$ 50,679	$ 38,432	$ (7,006)	$ (10,732)
Net realized gain (loss) on investments	60,732	(14,841)	68,153	130,889
Net change in unrealized appreciation (depreciation) on investments	982,955	407,899	196,572	265,223

Net increase in net assets from investment operations	1,094,366	431,490	257,719	385,380

DISTRIBUTIONS:
Net investment income	(52,846)	(35,981)	–	–
Net realized gain on investments	–	–	(17,282)	(36,428)

Total distributions	(52,846)	(35,981)	(17,282)	(36,428)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold	6,913,494	222,731	1,233,006	1,831,232
Distributions reinvested	46,691	35,426	17,282	36,428
Value of shares redeemed	(5,194,640)	(10,688)	–	–

Net increase in net assets from capital share transactions	1,765,545	247,469	1,250,288	1,867,660

Shareholder redemption fees	54,111	–	–	–

NET INCREASE IN NET ASSETS	2,861,176	642,978	1,490,725	2,216,612
NET ASSETS:
Beginning of period	3,210,714	2,567,736	–	–

End of period	$ 6,071,890	$ 3,210,714	$ 1,490,725	$ 2,216,612

UNDISTRIBUTED NET INVESTMENT INCOME AT END OF PERIOD	$ 284	$ 2,451	–	–

CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold	631,488	24,799	250,306	364,774
Shares issued for reinvestment of distributions	3,920	3,871	2,934	6,324
Shares redeemed	(480,945)	(1,239)	–	–

Net increase in shares outstanding	154,463	27,431	253,240	371,098

* From June 14, 2001 (commencement of operations) to December 31, 2001.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2001 ¦ 16

STATEMENTS OF OPERATIONS	PERIOD ENDED DECEMBER 31, 2001

	Royce Special Equity Fund	Royce Value Fund †	Royce Value Plus Fund †
INVESTMENT INCOME:
Income:
Dividends	$ 137,583	$ 478	$ 201

Total income	137,583	478	201

Expenses:
Investment advisory fees	58,325	5,023	7,337
Distribution fees	–	1,256	1,834
Custodian	20,149	4,045	6,374
Shareholder servicing	9,350	6,506	6,511
Registration	5,828	1,485	2,393
Professional fees	2,430	2,501	2,502
Shareholder reports	2,171	103	189
Administrative and office facilities	1,808	36	51
Trustees’ fees	446	16	23
Other expenses	2,268	24	29

Total expenses	102,775	20,995	27,243
Fees waived by investment adviser and/or distributor	(15,871)	(6,279)	(9,171)
Expenses reimbursed by investment adviser	–	(7,232)	(7,139)

Net expenses	86,904	7,484	10,933

Net investment income (loss)	50,679	(7,006)	(10,732)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	60,732	68,153	130,889
Net change in unrealized appreciation (depreciation) on investments	982,955	196,572	265,223

Net realized and unrealized gain on investments	1,043,687	264,725	396,112

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS	$ 1,094,366	$ 257,719	$ 385,380

† From June 14, 2001 (commencement of operations) to December 31, 2001

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Shareholder Redemption Fees Paid	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Special Equity Fund (a)
2001	$9.55	$0.11	$2.71	$(0.11)	—	$0.11	$12.37	30.8%		$6,072	1.49%		0.87%		124%
2000	8.31	0.12	1.23	(0.11)	—	—	9.55	16.3%		3,211	1.49%		1.38%		61%
1999	9.30	0.09	(0.98)	(0.10)	—	—	8.31	(9.6)%		2,568	1.49%		0.96%		57%
1998	10.00	0.02	(0.70)	(0.02)	—	—	9.30	(6.8	)%**	3,080	1.49	%*	0.33	%*	13%
Royce Value Fund (b)
2001	$5.00	$(0.03)	$0.99	—	$(0.07)	—	$5.89	19.2	%**	$1,491	1.49	%*	(1.39	)%*	74%
Royce Value Plus Fund (c)
2001	$5.00	$(0.03)	$1.10	—	$(0.10)	—	$5.97	21.5	%**	$2,217	1.49	%*	(1.46	)%*	62%

(a)	Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended December 31, 2001, 2000, 1999 and 1998, the expense ratios before the waivers and reimbursements would have been 1.76%, 2.26%, 2.12% and 2.20%, respectively. The Fund commenced operations on May 1, 1998.

(b)	Expense ratio is shown after fee waiver and expense reimbursement by the investment adviser. For the period ended December 31, 2001,the expense ratio before the waiver and reimbursement would have been 4.18%. The Fund commenced operations on June 14, 2001.

(c)	Expense ratio is shown after fee waiver and expense reimbursement by the investment adviser. For the period ended December 31, 2001, the expense ratio before the waiver and reimbursement would have been 3.71%. The Fund commenced operations on June 14, 2001.

*	Annualized.

**	Not annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2001 ¦ 17

NOTES TO FINANCIAL STATEMENTS

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Royce Special Equity Fund, Royce Value Fund, and Royce Value Plus Fund (the “Fund” or “Funds”) are three series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust. Royce Special Equity Fund commenced operations on May 1, 1998, and Royce Value Fund and Royce Value Plus Fund commenced operations on June 14, 2001.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments:

     Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment transactions and related investment income:

     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:

     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to the Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees Fees otherwise payable. The deferred fees remain invested in certain Royce Funds until distribution in accordance with the agreement.

Distributions and Taxes:

     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

     The Funds pay any dividends and capital gain distributions annually in December. These distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year. All current year distributions in the Statement of Changes in Net Assets represent ordinary income distributions for tax purposes. Permanent book and tax basis differences relating to net operating loss resulted in reclassifications within the capital accounts. Royce Special Equity Fund has elected to defer to January 1, 2002 post-October capital losses of $4,266.

Repurchase agreements:

     The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of the Funds’ assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Investment Adviser:

     Under the Trust’s investment advisory agreements with Royce & Associates, Inc. (“Royce”), Royce is entitled to receive management fees that are computed daily and payable monthly, at an annual rate of 1.0% of the average net assets of each Fund. Royce contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain the net annual ratio of operating expenses to average net assets at or below 1.49% for each Fund through December 31, 2001. For the period ended December 31, 2001, Royce Special Equity Fund recorded advisory fees of $42,454 (net of waivers of $15,871). Royce waived advisory fees of $5,023 and $7,337 for Royce Value Fund and Royce Value Plus Fund, respectively.

Distributor:

     Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. The distribution agreement provides for maximum fees at the annual rate of 0.25% of the average net assets of Royce Value Fund and Royce Value Plus Fund. RFS voluntarily waived the distribution fees of $1,256 and $1,834 for Royce Value Fund and Royce Value Plus Fund, respectively.

PURCHASES AND SALES OF INVESTMENT SECURITIES:

     For the period ended December 31, 2001, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

	Royce Special Equity Fund	Royce Value Fund	Royce Value Plus Fund
Purchases	$8,211,764	$1,464,028	$2,227,192
Sales	$6,500,574	$ 500,439	$ 640,221

OWNERSHIP OF CAPITAL SHARES:

At December 31, 2001, trustees and officers of the Trust and its affiliates collectively owned: 134,520 shares of Royce Special Equity Fund (27% of shares outstanding) valued at $1,664,012; 186,997 shares of Royce Value Fund (74% of shares outstanding) valued at $1,101,412;and 119,588 shares of Royce Value Plus Fund (32% of shares outstanding) valued at $713,940.

TAX BASIS OF INVESTMENTS:

     At December 31, 2001, net unrealized appreciation based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
	Tax Basis Cost	Appreciation	Appreciation	Depreciation
Royce Special Equity Fund	$4,836,374	$907,647	$954,076	$46,429
Royce Value Fund	1,032,404	195,910	217,220	21,310
Royce Value Plus Fund	1,725,613	257,470	324,281	66,811

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes.

THE ROYCE FUNDS ANNUAL REPORT 2001 ¦ 18

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of The Royce Fund and the Shareholders of
Royce Special Equity Fund, Royce Value Fund and Royce Value Plus Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Special Equity Fund, Royce Value Fund and Royce Value Plus Fund (each a portfolio of The Royce Fund, hereafter referred to as the “Funds”) at December 31, 2001, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002

THE ROYCE FUNDS ANNUAL REPORT 2001 ¦ 19